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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 30, 2002


                           SALIX PHARMACEUTICALS, LTD.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


           000-23265                                      94-3267443
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    (Commission file Number)                       (IRS Employer ID Number)


      8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (919) 862-1000
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Item 5. Other Events and Regulation FD Disclosure

Salix Pharmaceuticals, Ltd. issued a press release today announcing that it will report first quarter 2002 financial results before the market opens on Wednesday, May 15, 2002. A copy of this press release is attached as an exhibit.

Item 7. Financial Statements and Exhibits

(c) Exhibits

      99.1  Press Release dated April 30, 2002



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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SALIX PHARMACEUTICALS, LTD.



Date: April 30, 2002                       By:  /s/ Adam C. Derbyshire
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                                                Adam C. Derbyshire
                                                Vice President and Chief
                                                Financial Officer